Securities Act File No. 33-67852


                       PILGRIM INTERNATIONAL EQUITY FUNDS

                        Supplement dated October 1, 2001
                (to the Class Q Prospectus dated August 1, 2001)

1. ADDITIONAL INVESTMENT STRATEGY OF PILGRIM INTERNATIONAL VALUE FUND

Effective October 1, 2001, the following disclosure is added to page 6 of the Prospectus as the fifth paragraph under the caption "Investment Strategy":

     The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33-1/3% of its total assets.

2. ADDITIONAL RISK OF AN INVESTMENT IN PILGRIM INTERNATIONAL VALUE FUND

Effective October 1, 2001, the following disclosure is added to page 6 of the Prospectus as the sixth paragraph under the caption "Risks":

     Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

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